                      HAWAIIAN NATURAL WATER COMPANY, INC.
                             1998 STOCK OPTION PLAN

I.  PURPOSE

    The purpose of the Plan is to promote the interests of Hawaiian Natural Water Company, Inc. ("Company"), its stockholders and its subsidiaries, by encouraging certain present and future officers and key employees, directors and independent contractors of the Company and its subsidiaries, to purchase shares of common stock (no par value) of the Company ("Common Stock"), and to increase their personal and proprietary interest in the success of the Company, and to act as an incentive to continue their employment or association with the Company or its subsidiaries. It is further intended that options issued pursuant to this Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or shall constitute non-qualified stock options as described in Treasury Regulation
Section 1.83-7 to which Section 421 does not apply.

II.  ADMINISTRATION

    2.1 Except as otherwise provided in Section 2.2 below, the Plan shall be administered by the Company's Board of Directors ("Board"). The Board shall meet at such times and places as it determines and may meet through telephone conference call. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Board. Except as otherwise provided in Section 2.2 below, the Board shall have the sole power to grant options pursuant to the Plan, including the determination of the persons to whom options shall be granted, the times when they shall receive them, the option price of each option, and the number of shares to be subject to each option.

    2.2 Notwithstanding any provision of this Plan to the contrary, the determination of an option grant to any "covered employee", within the meaning of Section 162(m)(3) of the Code, and the terms and conditions of such option shall be made exclusively by a committee, comprised of two or more "non-employee directors" (as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("1934 Act")) of the Company ("Committee"). The Board may also delegate its authority under the Plan to this Committee; except that option grants to members of the Committee shall be made and administered exclusively by the Board. Only non-employee directors who qualify as "outside directors", within the meaning of Treasury Regulation Section 1.162(e)(3), shall be eligible to serve on the Committee. The Committee may, from time to time, at its sole discretion, remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such time and place as it determines advisable. A majority of the Committee shall constitute the quorum; and the acts of a majority of the members present at any meeting, or acts reduced to and approved in writing by a majority of the Committee, shall be valid acts of the Committee.

    2.3 Incentive stock options granted pursuant to the Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Code, and the interpretation by the Committee of any provision of the Plan or of any incentive stock option agreement entered into hereunder shall be in accordance with
Section 422 of the Code and Regulations issued thereunder as such Section or Regulations may be amended from time to time, in order that the rights granted hereunder and under said option agreement shall constitute "incentive stock options" within the meaning of such Section. Non-qualified options granted pursuant to the Plan are intended to be non-qualified stock options described in Treasury Regulation Section 1.83-7 to which Section 421 of the Code does not apply, and the interpretation by the Board (or Committee, if applicable) of any provision of the Plan or of any non-qualified stock option agreement entered into hereunder shall be in accordance with Treasury Regulation Section 1.83-7 as such Regulation may be amended from time to time, in order that the rights granted hereunder and under said

                                      A-1
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option agreement shall constitute "non-qualified stock options" within the meaning of such Regulation. The Board (or Committee, if applicable) shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and option agreements granted thereunder, and to adopt, prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan. The interpretation and construction by the Board (or Committee, if applicable) of any provisions of the Plan or of any option granted thereunder shall be final and conclusive. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

    2.4 All options granted under the Plan shall be evidenced by written option agreements signed by an officer of the Company and the person receiving the option. Subject to the requirement that incentive stock options only be granted to employees of the Company, an optionee may be granted incentive stock options or non-qualified stock options or both under the Plan; provided, however, that the grant of incentive stock options and non-qualified stock options to an optionee shall be the grant of separate options and each incentive stock option and each non-qualified stock option shall be specifically designated as such in accordance with the applicable provisions of the Treasury Regulations.

III.  ELIGIBLE PARTICIPANTS

    3.1 Excepting members of the Committee, if applicable, all directors, officers and other executive, managerial, and other key employees of the Company or its subsidiary corporations, as such term is defined in Section 424(f) of the Code ("subsidiary corporations or subsidiaries") shall be eligible to participate under the Plan with respect to both incentive stock options and non-qualified stock options, and all independent contractors rendering services to the Company or its subsidiaries shall be eligible to participate under the Plan with respect to non-qualified stock options only; provided, however, that no director of the Company or its subsidiaries shall be eligible to receive an incentive stock option unless, in addition to being a director, he/she is an employee of the Company or its subsidiaries in a class eligible to receive incentive stock options.

    3.2 An individual may hold more than one option, and may be granted additional options from time to time, as the Board (or Committee, if applicable) may determine, but only on the terms and subject to the restrictions herein set forth. No person shall be eligible to receive an incentive stock option under the Plan if he directly or indirectly owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or of its parent or any of its subsidiaries. This limitation shall not apply if at the time such incentive stock option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

VI.  SHARES SUBJECT TO THE PLAN

    4.1 Shares subject to the options will be shares of the Company's authorized but unissued Common Stock, or treasury shares reacquired by the Company or any combination thereof.

    4.2 The aggregate number of shares of Common Stock of the Company which may be issued or delivered upon the exercise of all incentive stock options and non-qualified stock options granted under the Plan shall not exceed 1,000,000 shares, subject to adjustment as provided in Article VI hereof; provided that the Board (or Committee, if applicable) may not grant to any individual options to purchase more than 250,000 shares of Common Stock. The foregoing limits on the aggregate number of shares that may be reserved for issuance to all participants under the Plan or to any one individual upon exercise of options granted under the Plan shall be inclusive of the total number of shares reserved by the Company pursuant to the terms of any outstanding and unexercised non-qualified stock option previously granted by the Company prior to the effective date of the Plan. In the event any option granted under the Plan shall

                                      A-2
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expire, terminate or be surrendered without having been exercised in full, the shares of Common Stock for which such option or unexercised portion thereof were granted shall be available again for future grant of options pursuant to the Plan.

V.  TERMS AND CONDITIONS OF OPTIONS

    5.1 Each option shall state the number of shares of Common Stock to which it pertains, and shall state the option price, which price, in the case of an incentive stock option, shall not be less than 100%, and in the case of a non-qualified stock option not less than 50%, of the fair market value of such shares on the date on which the option was granted. Subject to Section 5.2 below, the Board (or Committee, if applicable) shall exercise its best judgment in good faith in fixing the option price, shall have full authority and discretion to do so, and shall be fully protected in so doing. The option price shall be payable in United States dollars upon exercise of the option, and may be in cash, check or Common Stock of the Company, or in such other manner as determined by the Board (or Committee, if applicable) in order to facilitate the exercise of the option, including, but not limited to, a cashless exercise of the option, subject to applicable securities law restrictions and the requirements of Regulation T promulgated by the Federal Reserve Board; except that in the case of any participant subject to Section 16(b) of the 1934 Act, such cashless exercise of his/her option may not occur within six months of the date of grant of such option, to the extent such exercise during such six-month period would not be exempted from Section 16(b) of the 1934 Act by virtue of Rule 16b-3 promulgated thereunder. In the sole discretion of the Board, the Company may assist any employee to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries) in the payment of the option price by lending the amount of such option price to such employee on such terms and at such rate of interest and upon such security as determined by the Board.

    5.2 The fair market value per share of Common Stock shall be determined by the Board in accordance with the following provisions:

        A. If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share on the date in question on the exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

        B. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through NASDAQ or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

        C. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange and is not traded on NASDAQ, the fair market value on the date in question shall be determined in good faith by the Board.

    5.3 Notwithstanding Section 5.1, the aggregate fair market value (determined as of the time each respective incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed the sum of $100,000.

                                      A-3
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    5.4 The period of time within which an option may be exercised shall be determined in each case by the Board (or Committee, if applicable), but in the case of an incentive stock option shall in no event exceed ten years from the date of grant, at which time any unexercised option shall expire. Each option shall be exercisable in such installments, which need not be equal, upon such contingencies as the Board (or Committee, if applicable) shall determine; provided, however, that if an optionee shall not in any given installment period purchase all the shares which such optionee is entitled to purchase in such installment period, such optionee's right to purchase any shares not purchased in such installment period shall continue until expiration of such option. The Board (or Committee, if applicable) may at its discretion, subsequent to the grant of any option, accelerate the date on which any or all of the installments may become exercisable. No option may be exercised for a fraction of a share, but a cash payment in lieu of a fractional share may be made if appropriate in the event that options for fractional shares are created pursuant to any adjustment made under Article VI below.

    5.5 Except as provided in Section 5.6 below, an optionee may not exercise his/her incentive stock option unless he/she has been in the employ of the Company or one of its subsidiaries continuously during the period beginning on the date of the granting of the incentive stock option and ending on the day three months before the date of such exercise. Continuous employment shall not be deemed to be interrupted by transfers between subsidiaries or between parent and subsidiary, whether or not effected by termination from one entity or rehire by another. All employment with the Company and all subsidiaries shall be totaled and considered as one employment for purposes of this Plan, provided there is no such interval between employments, as, in the opinion of the Board (or Committee, if applicable), shall be deemed to break continuity of service. The Board (or Committee, if applicable) shall in its discretion determine the effect of approved leaves of absence and all other matters affecting "continuous employment".

    5.6 In the case of an incentive stock option, if the optionee shall die while employed by the Company or any of its subsidiaries or during the subsequent period not exceeding three months under the circumstances referred to in Section 5.5 above, the option may be exercised at any time during the remainder of the option term (as provided in the optionee's option agreement) by his/her personal representatives or persons to whom his/her rights under the option shall pass by will or the laws of descent and distribution. The option may be exercised only as to those shares of Common Stock with respect to which installments had accrued as of the date of death, or if death occurs within the three month period subsequent to termination of employment or association, then only as to those shares with respect to which installments had accrued as of the date of such termination. The Board (or Committee, if applicable) may, in its discretion, provide in an option agreement that all or any unexercisable installments shall become exercisable on the date of death of an optionee, so that such installments may be exercised pursuant to this Section 5.6 even though they would not otherwise have been exercisable had the optionee not died. No transfer of an option by the employee by will or by the laws of descent and distribution shall be effective, nor shall any designation of a person who may exercise the option after the optionee's death be effective, to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Board (or Committee, if applicable) may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees or designee of the terms and conditions of the option.

    5.7 With respect to each non-qualified stock option, the Board (or Committee, if applicable) shall determine the period of time, if any, within which the option may be exercised following the optionee's death, termination of employment or cessation of service.

    5.8 No option granted under this Plan shall be transferable otherwise than by will (and in accordance with Sections 5.6 and 5.7 hereof) or the laws of descent and distribution and an option may be exercised, during the lifetime of the optionee, only by him/her.

    5.9 Subject to the terms and conditions and within the limitations of the Plan, the Board (or Committee, if applicable) may modify, extend or renew outstanding options granted under the Plan, or

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accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). The Board (or Committee, if applicable) shall not, however, modify any outstanding incentive stock options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower price. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan, and any modification which constitutes a "modification" within the meaning of Section 424(h) of the Code shall be null and void unless it specifically states that it constitutes a modification within the meaning of that Section.

    5.10 The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Board (or Committee, if applicable) shall deem advisable. Any incentive stock option agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an "incentive stock option" as defined in Section 422 of the Code, or to conform to any change in the law. At the time of exercise of any option, the Board (or Committee, if applicable) may require the holder of such option to execute any documents or take any actions that may be then necessary to comply with the Securities Act of 1933 and the rules and regulations adopted thereunder, and any other applicable federal or state laws for the purpose of regulating the sale and issuance of securities, and the Board (or Committee, if applicable) may, if it deems necessary, include provisions in the stock option agreements to ensure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws including the request for and enforcement of letters of investment intent, such requirements all to be determined by the Company in its judgment as necessary to ensure compliance with said laws. Such changes may be made, with respect to any particular option or shares of Common Stock issued upon exercise thereof, prior to or after the exercise of such option. No shares shall be issued and delivered upon the exercise of an option unless such issuance, in the judgment of the Committee, is in full compliance with all applicable laws, governmental rules and regulations and undertakings of the Company made under the Securities Act of 1933 and stock exchange agreements of the Company.

    5.11 As a condition to the exercise, in whole or in part, of any option, the Board (or Committee, if applicable) may in its sole discretion require the optionee to pay, in addition to the purchase price of the shares of Common Stock covered by the option, an amount equal to any federal, state and local taxes that may be required to be withheld in connection with the exercise of such option or the transfer of Common Stock pursuant to such exercise.

    5.12 Directors and officers who fall within the definition of "officer" under Rule 16a-1(f) promulgated under the 1934 Act shall deliver to the Corporate Secretary of the Company an executed notice of his/her intention to sell shares of Common Stock acquired upon exercise, in whole or in part, of an option granted under the Plan. Such notice, in which there is specified the number of shares which are to be sold and the date such shares were acquired, shall be provided at least one full business day in advance of the proposed date of sale.

VI.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    6.1 The aggregate number and class of shares as to which options may be granted under the Plan, the number and class of shares subject to each outstanding option, the price per share thereof (but not the total price), and the minimum number of shares as to which an option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of the issued shares of Common Stock, without receipt of consideration by the Company, which results from a split-up or consolidation of shares, payment of a stock dividend, a recapitalization, a combination of shares or other like capital adjustment, so that upon exercise of the option the optionee shall receive the number and class of shares he/she would have received had he/she been the holder of the number of Common

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Shares for which the option is being exercised immediately before the effective date of such change or increase or decrease in the number of issued shares of Common Stock.

    6.2 Subject to any required action by its stockholders, if the Company shall be the surviving corporation in any reorganization, merger or consolidation, the aggregate number and class of shares on which options may be granted under the Plan, together with each outstanding option, shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of stock of the Company subject to the Plan or to any outstanding option would have been entitled.

    6.3 In the event of a change in the stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, or to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the stock of the Company within the meaning of the Plan.

    6.4 To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustment shall be made by the Board (or Committee, if applicable), whose determination in that respect shall be final, binding and conclusive, provided that each incentive stock option granted pursuant to this Plan shall not be adjusted in a manner that causes the incentive stock option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code. No fractional shares of stock shall be issued under the Plan on account of any such adjustment.

    6.5 The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

VII.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL

    7.1 In the event of any Corporate Transaction or Change in Control, each option which is at the time outstanding under this Plan shall automatically accelerate so that each option shall, immediately prior to the specified effective date for the Corporate Transaction or Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Further, in connection with the Corporate Transaction, each such option shall either be (i) assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) replaced with a right, upon exercise of which the optionee shall be entitled to receive solely a like amount and kind of securities, cash and/or property receivable upon such Corporate Transaction as the optionee would have been entitled to receive if the option, to the extent not previously exercised, had been exercised in full immediately prior to such Corporate Transaction.

    7.2 For purposes of this Article VII, a "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

        (A) any person, or more than one person acting as a group (within the meaning of Rule 13d-3 and/or 14d-2 of the 1934 Act), other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company, directly or indirectly acquires, in a transaction or series of transactions, beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities; or

        (B) there is a change in the composition of the Board over a period of twelve consecutive months such that a majority of the Board members (rounded up to the next whole number) ceases to be comprised of individuals who either (1) have been Board members continuously since the beginning of such period or (2) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (1) who were still in office at the time such election or nomination was approved by the Board.

    7.3 For purposes of Article VII, a "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party:

        (A) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated.

        (B) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

        (C) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

    7.4 Each outstanding option under this Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall be also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

    7.5 The grant of replacement or comparable options pursuant to this Article VII shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    7.6 Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

    7.7 Any incentive stock options accelerated pursuant to this Article VII in connection with a Corporate Transaction or Change in Control shall remain exercisable as incentive stock options under the Federal tax laws only to the extent the applicable dollar limitation of Section 5.3 is not exceeded. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-qualified stock option under the Federal tax laws.

VIII.  INDEMNIFICATION OF BOARD (OR COMMITTEE, IF APPLICABLE)

    In addition to such other rights of indemnification as they may have as members of the Board (or Committee, if applicable), the members of the Board (or Committee, if applicable) shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as of which it shall be adjudged in such action, suit or proceeding that such Board (or Committee, if applicable) member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

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IX.  TERMINATION AND AMENDMENT OF THE PLAN

    9.1 The term during which options may be granted under this Plan shall expire on April 30, 2008.

    9.2 The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders (to the extent required by Section 162(m) of the Code, Section 16 of the 1934 Act and the rules promulgated thereunder and any national securities exchange or national market system on which the shares of Common Stock are then listed, included or reported), no such revision or amendment shall (a) change the designation of the class of employees and/ or independent contractors eligible to receive incentive stock options, (b) increase the total number of shares for which incentive stock options may be granted under the Plan, (c) extend the term of the Plan or the maximum option period thereunder, (d) materially increase the benefits accruing to optionees under the Plan, or (e) decrease the minimum option price or permit or make reduction of the price at which shares may be purchased under any option granted under the Plan, except as provided in Article VI above. No termination or amendment to this Plan may, without the consent of an optionee, terminate his option or materially or adversely affect his rights under any outstanding options.

X.  APPLICATION OF FUNDS

    The proceeds received by the Company from the sale of Common Stock pursuant to options will be used for general corporate purposes.

XI.  APPROVAL OF STOCKHOLDERS

    This Plan is effective as of the date of adoption by the Board of Directors (or the date the Plan received stockholder approval, if earlier) but is subject to the approval of the holders of a majority of the outstanding shares of the stock of the Company, which approval must occur no later than one year after the date of the adoption of this Plan by the Company's Board of Directors.

Date Plan Adopted by Board of Directors: April 30, 1998

Date Plan Approved by Stockholders: June 2, 1998

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
                      HAWAIIAN NATURAL WATER COMPANY, INC.
                        NOTICE OF GRANT OF STOCK OPTION

    Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of Hawaiian Natural Water Company, Inc. (the "Company"):

Optionee:
                                  ------------------------

Grant Date:
                                  ------------------------

Grant Number:
                                  ------------------------

Option Price:                     $ -------------- per share

Number of Option Shares:
                                  ------------------ shares

Expiration Date:
                                  ------------------------
(for incentive stock options, no later than ten years from the Grant Date (five years in the case of an incentive stock option granted to a 10% or more stockholder)

Type of Option:
                                  ----    Incentive Stock Option

                                  ----    Non-Qualified Option

    Exercise Schedule: The Option shall become exercisable
    ---------------------------------------

    _____________________________________________________________________

    _____________________________________________________________________

    _____________________________________________________________________

    Post-Service or-Employment Exercisability: If the Option is designated a non-qualified stock option and notwithstanding any provision in Section 5 to the contrary, the Option may be exercised following Optionee's death, termination of employment or cessation of service as follows: _________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

    Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Hawaiian Natural Water Company, Inc. 1998 Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit
A. Optionee also acknowledges receipt of a copy of the Plan attached hereto as Exhibit B.

    No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service or Employment for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any subsidiary employing Optionee) or Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service or Employment at any time for any reason whatsoever, with or without cause.

Dated: ______________

                                          HAWAIIAN NATURAL WATER
                                          COMPANY, INC.
                                          By: __________________________________
                                          Title: _______________________________
                                                       _________________________
                                              OPTIONEE

                                          Address: _____________________________
                                                        ________________________
                                                        ________________________

Exhibit A: Stock Option Agreement
Exhibit B: Plan

                      HAWAIIAN NATURAL WATER COMPANY, INC.
                             STOCK OPTION AGREEMENT

    THIS STOCK OPTION AGREEMENT dated as of ______________, (this "Agreement"), is made and entered into by and between Hawaiian Natural Water Company, Inc., a Hawaiian corporation (the "Company"), and __________________ ("Optionee").

                                  WITNESSETH:

    WHEREAS, the Company's Board of Directors (the "Board") has adopted the Company's 1998 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of key employees (including officers and directors), non-employee Board members and consultants and other independent contractors; and

    WHEREAS, Optionee is an individual who is to render valuable services to the Company or one or more parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

    NOW, THEREFORE, it is hereby agreed as follows:

    1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in the Plan and this Agreement, the Company hereby grants to Optionee, as of the grant date (the "Grant Date") specified in the accompanying Notice of Grant of Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of the Company's Common Stock (the "Option Shares") as is specified in the Grant Notice. Such Option Shares shall be purchasable from time to time during the option term at the option price (the "Option Price") specified in the Grant Notice.

    2. OPTION TERM. This option shall expire at the close of business on the expiration date (the "Expiration Date") specified in the Grant Notice, unless sooner terminated in accordance with Section 5 or Section 6 hereof.

    3. LIMITED TRANSFERABILITY. This option shall be exercisable only by Optionee during Optionee's lifetime and shall not be transferable or assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death.

    4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in accordance with the installment schedule specified in the Grant Notice. As the option becomes exercisable for one or more installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Section 5 or Section 6 of this Agreement. This option shall not become exercisable for any additional Option Shares following Optionee's cessation of Service.

    5.  CESSATION OF SERVICE OR EMPLOYMENT.  The option term specified in
Section 2 hereof shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

        a. This option shall immediately terminate and cease to be outstanding for any Option Shares for which it is not exercisable at the time of Optionee's cessation of Service or Employment.

        b. Should Optionee cease Service or Employment for any reason other than death while this option remains outstanding, then Optionee shall have a three (3)-month period measured from the date of such cessation of Service or Employment in which to exercise this option for any or all of the Option Shares for which this option is exercisable at the time of such cessation of Service or Employment. In no event, however, may this option be exercised at any time after the specified

    Expiration Date of the option term. Upon the expiration of such three
    (3)-month period or (if earlier) upon the specified Expiration Date of the option term, this option shall terminate and cease to be outstanding.

        c. Should Optionee die while in Service or Employment or within the three (3)-month period following his or her cessation of Service or Employment, then the personal representative of Optionee's estate or the person or persons to whom this option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise the option for any or all of the Option Shares for which this option is exercisable at the time of Optionee's cessation of Service or Employment, less any Option Shares subsequently purchased by Optionee prior to death. Such right shall lapse, and this option shall terminate and cease to remain outstanding, upon the Expiration Date.

        d. During the limited period of post-Service or -Employment exercisability applicable pursuant to subsections (b) and (c) above, this option may not be exercised in the aggregate for more than the number of Option Shares (if any) for which this option is, at the time of the Optionee's cessation of Service or Employment, exercisable in accordance with either the normal exercise provisions specified in the Grant Notice or the special acceleration provisions of Section 6 of this Agreement.

        e. For purposes of this Agreement, the following definitional provisions shall be in effect:

           (1) Optionee shall be deemed to remain in Service for so long as such individual renders services on a full-time basis to the Company (or any parent or subsidiary) in the capacity of an Employee.

           (2) Optionee shall be considered to remain in Employment for so long as such individual remains in the employ of the (Company or any parent or subsidiary), subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

           (3) A corporation shall be considered to be a subsidiary of the Company if it is a member of an unbroken chain of corporations beginning with the Company, provided each such corporation in the chain (other than the last corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           (4) A corporation shall be considered to be a parent of the Company if it is a member of an unbroken chain ending with the Company, provided each such corporation in the chain (other than the Company) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    6.  CORPORATE TRANSACTION/CHANGE IN CONTROL.

        a. In the event of any Corporate Transaction or Change in Control, this option shall automatically accelerate so that it shall, immediately prior to the specified effective date for the Corporate Transaction or Change in Control, become fully exercisable with respect to the total number of Option Shares at the time subject to the option and may be exercised for all or any portion of such shares. Further, in connection with the Corporate Transaction, this option shall either be (i) assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) replaced with a right, upon exercise of which, the Optionee shall be entitled to receive solely a like amount and kind of securities, cash and/or property receivable upon such Corporate Transaction as the Optionee would have been entitled to receive if the option, to the extent not previously exercised, had been exercised in full immediately prior to such Corporate Transaction.

        b. For purposes of this Section 6, a "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

           (1) any person, or more than one person acting as a group (within the meaning of Rule 13d-3 and/or 14d-2 of the 1934 Act), other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company, directly or indirectly acquires, in a transaction or series of transactions, beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities; or

           (2) there is a change in the composition of the Board over a period of twelve (12) consecutive months such that a majority of the Board members (rounded up to the next whole number) ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        c. For purposes of this Section 6, a "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party:

           (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated.

           (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

           (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

        d. The option, to the extent it is assumed in connection with the Corporate Transaction or is otherwise to continue in effect, shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall be also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

        e.  The grant of a replacement or comparable option pursuant to this
    Section 6 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        f. The option, to the extent it is accelerated in connection with the Change in Control, shall remain fully exercisable until the expiration or sooner termination of the option term.

        g. Any incentive stock option accelerated pursuant to this Section 6 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the applicable dollar limitation of subsection 10b is not exceeded. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-qualified stock option under the Federal tax laws.

    7.  ADJUSTMENT IN OPTION SHARES.

    In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Company's receipt of consideration, the Board (or Plan Committee, if applicable) shall make appropriate adjustments to
(1) the number and/or class of securities subject to this option and (2) the Option Price payable per share in order to prevent any dilution or enlargement of benefits hereunder. Such adjustments shall be final, binding and conclusive.

    8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Option Price for the purchased Option Shares.

    9.  MANNER OF EXERCISING OPTION.

        a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

           (1) Deliver to the Corporate Secretary of the Company an executed notice of exercise in substantially the form of EXHIBIT I to this Agreement (the "Exercise Notice"), in which there is specified the number of Option Shares which are to be purchased under the exercised option.

           (2) Pay the aggregate Option Price for the purchased shares through one or more of the following alternatives:

               (A) full payment in cash or by check payable to the Company's order;

               (B) full payment in shares of Common Stock valued at Fair Market Value on the Exercise Date (as such term is defined below);

               (C) full payment in a combination of shares of Common Stock valued at Fair Market Value on the Exercise Date and cash or check payable to the Company's order; or

               (D) in such other manner as determined and approved by the Board (or Committee, if applicable) in order to facilitate the exercise of the option.

           (3) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

        b. For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the option exercise, payment of the Option Price for the purchased shares must accompany such Exercise Notice. For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined by the Board (or Committee, if applicable) in accordance with the following provisions:

           (1) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Board (or Committee, if applicable) to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

           (2) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through NASDAQ or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

           (3) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange and is not traded on NASDAQ, but there is a public market for the Common Stock, then the Fair Market Value on the date in question shall be the average of the last reported bid and asked prices of the Common Stock on the date in question as determined by the Board (or Committee, if applicable). If there is no reported bid and asked prices of the Common Stock on the date in question, then the Fair Market Value shall be the average of the last reported bid and asked prices of the Common Stock on the last preceding date for which such quotation exists as determined by the Board (or Committee, if applicable).

           (4) If there is no public market for the Common Stock, then the Fair Market Value on the date in question shall be determined in good faith by the Board (or Committee, if applicable).

        c. As soon as practical after receipt of the Exercise Notice, the Company shall mail or deliver to or on behalf of Optionee (or any other person or persons exercising this option in accordance herewith) a certificate or certificates representing the purchased Option Shares.

        d. In no event shall this option be exercised for any fractional shares.

    10. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE STOCK OPTION. In the event this option is designated an incentive stock option in the Grant Notice, the following terms and conditions shall also apply to the grant:

        a. This option shall cease to qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three
    (3) months after the date Optionee ceases to be an Employee for any reason other than death.

        b. If this option is to become exercisable in a series of installments as indicated in the Grant Notice, no such installment shall qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Company's Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other incentive stock options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any parent or subsidiary), first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the number of shares of Common Stock for which this option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, this option may nevertheless be exercised for those excess shares in such calendar year as a non-qualified option.

        c. Should the exercisability of this option be accelerated upon a Corporate Transaction in accordance with Section 6 hereof, then this option shall qualify for favorable tax treatment as an incentive stock option under the Federal tax laws only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Company's Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other incentive stock options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any parent or subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the number of shares of Common Stock for which this option first becomes exercisable in the calendar year of such Corporate Transaction exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, the option may nevertheless be exercised for the excess shares in such calendar year as a non-qualified option.

        d. Should the Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

        e. Notwithstanding the designation of this option as an incentive stock option in the Grant Notice, this option shall not qualify as an incentive under the Federal tax laws if the Optionee directly or indirectly owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or its parent corporation or any of its subsidiary corporations, unless the Option Price is at least one hundred ten percent (110%) of the Fair Market Value per share of Common Stock subject to this option on the Grant Date and the Expiration Date is no later than five
    (5) years after the Grant Date.

        f. To the extent this option should fail to qualify as an incentive stock option under the Federal tax laws, Optionee will recognize compensation income in connection with the acquisition of one or more Option Shares hereunder, and Optionee must make appropriate arrangements for the satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to such compensation income.

    11. ADDITIONAL TERMS APPLICABLE TO A NON-QUALIFIED STOCK OPTION. In the event this option is designated a non-qualified stock option in the Grant Notice, Optionee shall make appropriate arrangements with the Company (or any parent or subsidiary employing Optionee) for the satisfaction of all Federal, state or local income tax and employment tax withholding requirements applicable to the exercise of this option.

    12. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Hawaii without resort to that state's conflict-of-laws rules.

    13. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

    14.  SUCCESSORS AND ASSIGNS.  Except to the extent otherwise provided in
Section 3 or Section 6 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs and legal representatives of Optionee and the successors and assigns of the Company.

    15. LIABILITY OF COMPANY. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company shall, however, use its best efforts to obtain all such approvals.

    16. NO EMPLOYMENT/SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the Service or Employment of the Company (or any parent or subsidiary employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any such parent or subsidiary) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's Service or Employment at any time for any reason whatsoever, with or without cause.

    17. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at the Company's principal offices at 248 Mokauea Street, Honolulu, Hawaii 96819. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

    18. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Plan. All decisions of the Board (or Committee, if applicable) with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

                                          HAWAIIAN NATURAL WATER
                                          COMPANY, INC.
                                          --------------------------------------
                                          By:
                                          --------------------------------------

                                          Title:
 -------------------------------------------------------------------------------

                                   EXHIBIT I
                          NOTICE OF EXERCISE OF OPTION

    I hereby notify Hawaiian Natural Water Company, Inc. (the "Company") that I elect to purchase ______ shares of the Company's Common Stock (the "Purchased Shares") at the option exercise price of $______ per share (the "Option Price") pursuant to that certain option (the "Option") granted to me under the Company's 1998 Stock Option Plan on ______.

    Concurrently with the delivery of this Notice of Exercise of Option to the Corporate Secretary of the Company, I shall hereby pay to the Company the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing the Option (the "Agreement"), and shall deliver whatever additional documents may be required by the Agreement as a condition for exercise.

Date: , 199                                   OPTIONEE

                                              -------------------------------------------
                                              -------------------------------------------
                                              Address: ----------------------------------
                                              -------------------------------------------

Print name in exact manner it is to appear
on the stock certificate:
                                              -------------------------------------------

Address to which certificate is to be sent,
if different from address above:              -------------------------------------------
                                              -------------------------------------------

Social Security Number:
                                              -------------------------------------------

Employee Number:
                                              -------------------------------------------

                      HAWAIIAN NATURAL WATER COMPANY, INC.
                 NOTICE OF GRANT OF NON-QUALIFIED STOCK OPTION

    Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of Hawaiian Natural Water Company, Inc. (the "Company"):

Optionee:
                                  ------------------------

Grant Date:
                                  ------------------------

Grant Number:
                                  ------------------------

Option Price:                     $ -------------- per share

Number of Option Shares:
                                  ------------------ shares

Expiration Date:
                                  ------------------------

    Exercise Schedule: The Option shall become exercisable
    ---------------------------------------

    _____________________________________________________________________

    _____________________________________________________________________

    _____________________________________________________________________

    Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Hawaiian Natural Water Company, Inc. 1998 Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit
A. Optionee also acknowledges receipt of a copy of the Plan attached hereto as Exhibit B.

    No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service or Employment for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any subsidiary employing Optionee) or Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service or Employment at any time for any reason whatsoever, with or without cause.

Dated: ______________

                                          HAWAIIAN NATURAL WATER
                                          COMPANY, INC.
                                          By: __________________________________
                                          Title: _______________________________
                                                       _________________________
                                              OPTIONEE

                                          Address: _____________________________
                                                        ________________________
                                                        ________________________

Exhibit A: Stock Option Agreement
Exhibit B: Plan

                      HAWAIIAN NATURAL WATER COMPANY, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

    THIS STOCK OPTION AGREEMENT dated as of __________, (this "Agreement"), is made and entered into by and between Hawaiian Natural Water Company, Inc., a Hawaiian corporation (the "Company"), and ____________ ("Optionee").

                                  WITNESSETH:

    WHEREAS, the Company's Board of Directors (the "Board") has adopted the Company's 1998 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of key employees (including officers and directors), non-employee Board members and consultants and other independent contractors; and

    WHEREAS, Optionee is an individual who is to render valuable services to the Company or one or more parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

    NOW, THEREFORE, it is hereby agreed as follows:

    1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in the Plan and this Agreement, the Company hereby grants to Optionee, as of the grant date (the "Grant Date") specified in the accompanying Notice of Grant of Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of the Company's Common Stock (the "Option Shares") as is specified in the Grant Notice. Such Option Shares shall be purchasable from time to time during the option term at the option price (the "Option Price") specified in the Grant Notice.

    2. OPTION TERM. This option shall expire at the close of business on the expiration date (the "Expiration Date") specified in the Grant Notice, unless sooner terminated in accordance with Section 5 or Section 6 hereof.

    3. LIMITED TRANSFERABILITY. This option shall be exercisable only by Optionee during Optionee's lifetime and shall not be transferable or assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death.

    4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in accordance with the installment schedule specified in the Grant Notice. As the option becomes exercisable for one or more installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date.

    5.  CORPORATE TRANSACTION/CHANGE IN CONTROL.

        a. In the event of any Corporate Transaction or Change in Control, this option shall automatically accelerate so that it shall, immediately prior to the specified effective date for the Corporate Transaction or Change in Control, become fully exercisable with respect to the total number of Option Shares at the time subject to the option and may be exercised for all or any portion of such shares. Further, in connection with the Corporate Transaction, this option shall either be (i) assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) replaced with a right, upon exercise of which, the Optionee shall be entitled to receive solely a like amount and kind of securities, cash and/or property receivable upon such Corporate Transaction as the Optionee would have been entitled to receive if the option, to the extent not previously exercised, had been exercised in full immediately prior to such Corporate Transaction.

        b. For purposes of this Section 5, a "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

           (1) any person, or more than one person acting as a group (within the meaning of Rule 13d-3 and/or 14d-2 of the 1934 Act), other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company, directly or indirectly acquires, in a transaction or series of transactions, beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities; or

           (2) there is a change in the composition of the Board over a period of twelve (12) consecutive months such that a majority of the Board members (rounded up to the next whole number) ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        c. For purposes of this Section 5, a "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party:

           (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated.

           (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

           (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

        d. The option, to the extent it is assumed in connection with the Corporate Transaction or is otherwise to continue in effect, shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall be also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

        e.  The grant of a replacement or comparable option pursuant to this
    Section 5 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        f. The option, to the extent accelerated in connection with the Change in Control, shall remain fully exercisable until the expiration of the option term.

    6. ADJUSTMENT IN OPTION SHARES. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Company's receipt of consideration, the Board (or Plan Committee, if applicable) shall make appropriate adjustments to (1) the number and/or class of securities subject to this option and (2) the

Option Price payable per share in order to prevent any dilution or enlargement of benefits hereunder. Such adjustments shall be final, binding and conclusive.

    7. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Option Price for the purchased Option Shares.

    8.  MANNER OF EXERCISING OPTION.

        a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

           (1) Deliver to the Corporate Secretary of the Company an executed notice of exercise in substantially the form of EXHIBIT I to this Agreement (the "Exercise Notice"), in which there is specified the number of Option Shares which are to be purchased under the exercised option.

           (2) Pay the aggregate Option Price for the purchased shares through one or more of the following alternatives:

               (A) full payment in cash or by check payable to the Company's order;

               (B) full payment in shares of Common Stock valued at Fair Market Value on the Exercise Date (as such term is defined below);

               (C) full payment in a combination of shares of Common Stock valued at Fair Market Value on the Exercise Date and cash or check payable to the Company's order; or

               (D) in such other manner as determined and approved by the Board (or Committee, if applicable) in order to facilitate the exercise of the option.

           (3) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

        b. For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the option exercise, payment of the Option Price for the purchased shares must accompany such Exercise Notice. For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined by the Board (or Committee, if applicable) in accordance with the following provisions:

           (1) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Board (or Committee, if applicable) to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

           (2) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through NASDAQ or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

           (3) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange and is not traded on NASDAQ, but there is a public market for the Common Stock, then the Fair Market Value on the date in question shall be the average of the last reported bid and asked prices of the Common Stock on the date in question as determined by the Board (or Committee, if applicable). If there is no reported bid and asked prices of the Common Stock on the date in question, then the Fair Market Value shall be the average of the last reported bid and asked prices of the Common Stock on the last preceding date for which such quotation exists as determined by the Board (or Committee, if applicable).

           (4) If there is no public market for the Common Stock, then the Fair Market Value on the date in question shall be determined in good faith by the Board (or Committee, if applicable).

        c. As soon as practical after receipt of the Exercise Notice, the Company shall mail or deliver to or on behalf of Optionee (or any other person or persons exercising this option in accordance herewith) a certificate or certificates representing the purchased Option Shares.

        d. In no event shall this option be exercised for any fractional shares.

    9. EMPLOYMENT TAX WITHHOLDING. If Optionee is an employee, Optionee shall make appropriate arrangements with the Company (or any parent or subsidiary employing Optionee) for the satisfaction of all Federal, state or local income tax and employment tax withholding requirements applicable to the exercise of this option.

    10. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Hawaii without resort to that state's conflict-of-laws rules.

    11. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

    12.  SUCCESSORS AND ASSIGNS.  Except to the extent otherwise provided in
Section 3 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs and legal representatives of Optionee and the successors and assigns of the Company.

    13. LIABILITY OF COMPANY. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company shall, however, use its best efforts to obtain all such approvals.

    14. NO EMPLOYMENT/SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the service or employment of the Company (or any parent or subsidiary employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any such parent or subsidiary) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's service or employment at any time for any reason whatsoever, with or without cause.

    15. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at the Company's principal offices at 248 Mokauea Street, Honolulu, Hawaii 96819. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

    16. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Plan. All decisions of the Board (or Committee, if applicable) with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

                                          HAWAIIAN NATURAL WATER
                                          COMPANY, INC.
                                          --------------------------------------
                                          By:
                                          --------------------------------------

                                          Title:
 -------------------------------------------------------------------------------

                                   EXHIBIT I
                          NOTICE OF EXERCISE OF OPTION

    I hereby notify Hawaiian Natural Water Company, Inc. (the "Company") that I elect to purchase ______ shares of the Company's Common Stock (the "Purchased Shares") at the option exercise price of $______ per share (the "Option Price") pursuant to that certain option (the "Option") granted to me under the Company's 1998 Stock Option Plan on __________.

    Concurrently with the delivery of this Notice of Exercise of Option to the Corporate Secretary of the Company, I shall hereby pay to the Company the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing the Option (the "Agreement"), and shall deliver whatever additional documents may be required by the Agreement as a condition for exercise.

Date: , 199                                   OPTIONEE

                                              -------------------------------------------
                                              -------------------------------------------
                                              Address: ----------------------------------
                                              -------------------------------------------

Print name in exact manner it is to appear
on the stock certificate:
                                              -------------------------------------------

Address to which certificate is to be sent,
if different from address above:              -------------------------------------------
                                              -------------------------------------------

Social Security Number:
                                              -------------------------------------------

Employee Number:
                                              -------------------------------------------